AMENDMENT NO. 19 AND WAIVER TO
                           LOAN AND SECURITY AGREEMENT


         AMENDMENT NO. 19, dated as of December 14, 1998 (this "Amendment") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, ll, 12, 13, 14, 15, 16, 17 and
18 (collectively, the "Loan Agreement") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "Borrower" and collectively, the "Borrowers"), the Lenders listed therein (collectively, the "Lenders") and FLEET BANK, N.A. (as successor to NatWest USA Credit Corp.), as Agent for the Lenders (in such capacity, the "Agent"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

         WHEREAS, pursuant to the terms of the Indenture for Penn Traffic's 85/8% Senior Unsecured Notes due December 15, 2003 (the "85/8% Indenture"), interest in the amount of $8,625,000 is due and payable on December 15, 1998 (the "Interest Payment"), and the failure to make the Interest Payment becomes an "Event of Default" under the 85/8% Indenture following a fifteen-day grace period.

         WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to agree as set forth in paragraph 1 below.

         WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1. Amendment and Waiver to Loan Agreement. The failure of Penn Traffic to pay the Interest Payment on or after December 15, 1998 (including past the fifteen-day grace period) shall not, until April 1, 1998 (if such failure is then continuing), constitute an Event or an Event of Default under any provision of the Loan Agreement.

                  2. Representations and Warranties. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

                           (a) It has the power and authority to enter into this
                  Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes
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                                                                               2

                  its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

                           (b) As of the date hereof and after giving effect to
                  the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the obligations are due and owing by the Borrowers in accordance with their terms; and
                  (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

                           (c) The Obligations under the Loan Agreement as
                  amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

                  3. No Implied Amendments or Waivers. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment. Except for the specific agreement set forth in Section 1, nothing herein shall be or be deemed to be a waiver of any covenant or agreement contained in the Loan Agreement (or any Event or Event of Default other than specified in Section 1 hereof) and each Borrower hereby agrees that all of the covenants and agreements contained in the Loan Agreement are hereby ratified and confirmed in all respects.

                  4. Entire Agreement; Modifications; Binding Effect. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

                  5. Effective Date. This Agreement shall become effective upon compliance with the conditions set forth immediately below:
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                                                                               3

                           (i) Except for the matters specified in this
                  Amendment, no Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

                           (ii) The Borrowers shall deliver to the Agent for the
                  benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

                           (iii) The Borrowers shall deliver to the Agent a
                  certificate of the Borrowers' Chief Executive, Vice Chairman-Finance or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

                           (iv) The Agent shall have received an original
                  counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

                  6. Counterparts. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

                  7. Governing Law. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

                  IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                               BORROWERS:


                                               THE PENN TRAFFIC COMPANY

                                               By:______________________________
                                                  Title:
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                                               DAIRY DELL

                                               By:______________________________
                                                  Title:


                                               BIG M SUPERMARKETS, INC.

                                               By:______________________________
                                                  Title:


                                               PENNY CURTISS BAKING
                                               COMPANY, INC.

                                               By:______________________________
                                                  Title:



                                               LENDERS:


Commitment:  $35,000,000                       FLEET BANK, N.A. (as successor to
Pro-Rata Share:  14%                           NatWest USA Credit Corp.)
Lending Office:
       60 East 42nd Street
       New York, New York  10017               By:______________________________
                                                  Title:


Commitment:  $20,000,000                       NATIONAL BANK OF CANADA
Pro-Rata Share:  8%
Lending Office:
       Main Place Tower
       Suite 2540
       350 Main Street
       Buffalo, New York  14202                By:______________________________
                                                  Title:


Commitment:  $10,000,000                       TRANSAMERICA BUSINESS CREDIT
Pro-Rata Share:  4%                            CORP.
Lending Office:
       555 Theodore Fremd Avenue
       Suite C301
       Rye, New York  10580                    By:______________________________
                                                  Title:
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                                                                               5

Commitment:  $30,000,000                       SANWA BUSINESS CREDIT
Pro-Rata Share:  12%                           CORPORATION
Lending Office:
       One South Wacker Drive
       Suite 2800
       Chicago, IL  60606                      By:______________________________
                                                  Title:


Commitment:  $45,000,000                       BANKAMERICA BUSINESS CREDIT,
Pro-Rata Share:  18%                           INC.
Lending Office:
       40 East 52nd Street
       Second Fl.
       New York, New York  10022               By:______________________________
                                                  Title:


Commitment:  $50,000,000                       HELLER FINANCIAL, INC.
Pro-Rata Share:  20%
       Lending Office:
       101 Park Avenue, 12th Fl.
       New York, New York  10178               By:______________________________
                                                  Title:


Commitment:  $10,000,000                       LEHMAN COMMERCIAL PAPER,
Pro-Rata Share:  4%                            INC.
Lending Office:
       3 World Financial Center
       10th Fl.
       New York, New York  10285               By:______________________________
                                                  Title:


Commitment:  $10,000,000                       AMSOUTH BANK
Pro-Rata Share:  4%
Lending Office:
       350 Park Avenue
       New York, New York  10022               By:______________________________
                                                  Title:


Commitment:  $15,000,000                       THE CIT GROUP/BUSINESS CREDIT,
Pro-Rata Share:  6%                            INC.
Lending Office:
       300 South Grand Avenue
       3rd Fl.
       Los Angeles, CA  90071                  By:______________________________
                                                  Title:


Commitment:  $25,000,000                       COMPAGNIE FINANCIERE DE CIC
Pro-Rata Share:  10%                           ET DE L'UNION EUROPEENNE
Lending Office:
       520 Madison Avenue
       37th Floor
       New York, New York 10022                By:______________________________
                                                  Title:
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                                              AGENT:


                                              FLEET BANK, N.A. (as Successors to
                                                      NatWest USA Credit Corp.),
                                                      As Agent

                                              By:_______________________________
                                                 Title: